UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2017

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 17, 2017, Impac Mortgage Corp. (the “Borrower”), a subsidiary of Impac Mortgage Holdings, Inc. (the “Company”), issued a Line of Credit Promissory Note with Merchants Bank of Indiana (the “Lender”) providing for a revolving line of credit of $30.0 million  (the “Line of Credit”). The Borrower is able to borrow up to 55% of the fair market value of Freddie Mac pledged mortgage servicing rights. The Loan of Credit has a term until May 31, 2018 and will automatically renew for subsequent one year periods unless the Lender provides the Borrowers 150 days’ notice of its intention not to renew. Interest payments are payable monthly and accrue interest at the rate per annum equal to LIBOR plus 4.0% and the balance of the obligation  may be prepaid at any time. The obligations under the Line of Credit are secured by Freddie Mac pledged mortgage servicing rights and Integrated Real Estate Services, Inc. is a guarantor.

The Loan Agreement is subject to customary affirmative and negative covenants of the Borrower, including  financial covenants related to adjusted tangible net worth and leverage ratios, among others.    Upon an event of default that is not cured, if applicable, all outstanding amounts under the Line of Credit may become immediately due and payable.

The description of the terms and conditions of the Loan Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the terms of the Line of Credit Promissory Note Agreement.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

10.1	Line of Credit Promissory Note with Merchants Bank of Indiana, dated August 17, 2017.

10.2	Security Agreement executed by Impac Mortgage Corp. in favor of Merchants Bank of Indiana, dated August 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: August 22, 2017
	By:	/s/ Todd R. Taylor
	Name:	Todd R. Taylor
	Title:	Chief Financial Officer